UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 4, 2006
(Date of Report - Date of earliest event reported on)

COMMUNITY BANCORP.

Vermont	000-16435	03-0284070
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Derby Road, Derby, Vermont	05829
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number: (802) 334-7915

Not Applicable
(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 203.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 4, 2006, the Board of Directors of Community Bancorp. adopted certain amendments to the Company's Amended and Restated Bylaws, as follows:

added a new section 4.04 to Article Four clarifying that the term "independent director for purposes of the Bylaw provisions relating to membership on Board committees, means a non-employee director;
made conforming changes to section numbers and an internal cross-reference in Article Four; and
made technical corrections to certain other headings in the Bylaws.

All such amendments became effective upon passage.

New section 4.04 reads in its entirety as follows:

4.04 Outside Independent Directors. For the purposes of the preceding sections 4.01, 4.02 and 4.03, "outside independent directors" shall mean non-employee directors.

In accordance with section 601(b)(3)(ii) of SEC Regulation S-K, the Company will file the complete text of its Amended and Restated Bylaws, revised through April 4, 2006, as an exhibit to its report on Form 10-Q for the quarter ended March 31, 2006.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP.

DATED: April 10, 2006	/s/ Stephen P. Marsh
Stephen P. Marsh,
President & Chief Operating Officer (Chief Financial Officer)